Putnam
California Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-02


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FROM THE TRUSTEES

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Dear Fellow Shareholder:

Putnam California Tax Exempt Income Fund, always an appealing option for tax-conscious investors, has also proved to be an attractive refuge for beleaguered equity investors seeking a safer place to store their assets in the ongoing stock market volatility. During the fiscal year ended September 30, 2002, the fund was among the beneficiaries as the influx of equity investors pushed up prices of fixed-income securities.

This favorable market development was among the factors leading to the fund's positive absolute performance during the period. While this was a welcome result, it was dampened somewhat by the fund's underperformance of both its benchmark, the Lehman Municipal Bond Index, and the average return for tax-exempt funds tracked by Lipper, Inc., over the period; details can be found on page 7. The fund's positioning for an economic recovery that did not develop with expected vigor detracted somewhat from results, as did the portfolio's modestly lower-quality profile.

In the following report, the fund's management team reviews performance and strategy in detail during the period and explains the reasons for its relative underperformance. The managers also offer their view on prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
November 20, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

The year ended September 30, 2002, saw the Federal Reserve Board return its policy bias to addressing weakness as the economic recovery remained anemic and investors continued to lose confidence in the stock market. Consequently, a flight to quality and subsequent strong bond market helped Putnam California Tax Exempt Income Fund post solid absolute gains for the year. However, while the fund's dividend remained strong compared to others, the fund underperformed the average for its Lipper category on a total-return basis. This was due to a slight overweight in airline bonds as well as conservative positioning implemented in anticipation of rising interest rates that never came about. The fund's shortened duration, a measure of interest-rate sensitivity, in combination with California's troubled political and fiscal environment also contributed to its underperformance of its benchmark, the nationally based Lehman Municipal Bond Index. See page 7 for more information.

Total return for 12 months ended 9/30/02

       Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
   6.69%    1.67%    6.00%    1.00%    5.83%    4.83%    6.38%    2.94%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* TEAM SEEKS TO MANAGE VOLATILITY OVER THE LONG TERM

Halfway through the recent fiscal year, your fund's management team was cautiously forecasting a modest recovery for the economy sometime in the next 6 to 12 months. As markets tend to anticipate such a recovery, the portfolio's average duration was shortened to minimize the effects of a rising-rate environment we expected to accompany this development. By the end of the period, however, the economy had become much weaker than had been anticipated, causing many to believe that a rate increase by the Fed was less likely. While our conservative interest-rate strategy kept the fund from taking advantage in the short term -- as did some of its more aggressive competitors -- it is consistent with the fund's goal of income in combination with below-average volatility.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Water and sewer       15.8%

Health care            7.5%

Utilities              5.6%

Transportation         5.2%

Housing                2.4%

Footnote reads:
*Based on net assets as of 9/30/02. Holdings will vary over time.


Although making interest-rate bets is a part of the fund's strategy, the management team does not pursue overly large interest-rate bets because we firmly believe investors would make the tradeoff of giving up a little performance when things are going well in exchange for greater potential of avoiding large declines when the market comes under pressure. While it is impossible to know in advance how long the bond-market rally will continue, your fund's management team continues to believe that from a risk-management standpoint, it is important to keep the portfolio positioned for gradual economic recovery. This means a conservative approach in order to protect the fund when rates eventually rise (and bond prices fall). Positioning the portfolio more aggressively this late in the cycle in an attempt to capture the benefit of any further declines in interest rates would be a strategy with relatively limited payoff and could expose the fund to high volatility if interest rates were to rise.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA -- 62.9%

AA -- 7.6%

A -- 6.5%

BBB -- 9.2%

BB -- 5.4%

B -- 1.2%

VMGI -- 6.8%

Other -- 0.4%

Footnote reads:
*As a percentage of market value as of 9/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* INTERMEDIATE AMT BONDS DID DOUBLE DUTY

In the latter part of the period, we reduced the fund's exposure to intermediate-maturity bonds (3 to 10 years) and redeployed these assets into shorter and longer maturities. Early in the period, we believe the fund's "bulleted" focus on intermediates had helped performance. The move to a more "barbelled" position with slightly greater emphasis on either end of the yield curve should benefit the fund in an anticipated environment of economic recovery and a flattening yield curve.

Your fund's management team was able to nicely overlay two strategies by selling intermediate-AMT (Alternative Minimum Tax) bonds. AMT bonds are tax-exempt bonds, the proceeds of which are used in part for private business use, for example, airport bonds that partially benefit airlines. Consequently, interest on these bonds is included for purposes of calculating any federal AMT liability for individuals. In a recent article, The New York Times estimates that by 2010 all taxpayers (an estimated 36 million) earning between $100,000 and $500,000 will be subject to AMT. Your fund's management team believes this is an increasingly high-profile issue in the municipal-bond market and has moved to reduce the fund's exposure to AMT bonds. The fund sold a series of San Francisco airport bonds and some issues of California Veteran's Affairs bonds, all of which were classified as AMT bonds.

Fund Profile

Putnam California Tax Exempt Income Fund invests typically in municipal bonds issued by the state of California, which are used to help finance public projects such as schools, roads, water facilities, and hospitals. It is designed for residents of California who seek dependable income that is free from state and federal income taxes.

* FUND EXPECTS CAPITAL GAINS DISTRIBUTION FOR 2002

As the fund sold its intermediate bonds to reduce exposure in that part of the yield curve and move to a more defensive duration strategy, it realized capital gains. Although your fund's management team is very sensitive to capital gains issues and always tries to offset gains with losses where possible, there were very few losses to be had as a result of the strong bond rally over the past year. Federal law requires the fund to distribute any net gains to shareholders at least once each calendar year. Consequently, we expect the fund to make a capital gains distribution for the 2002 tax year.

While the income your fund provides is generally exempt from California state and federal income taxes, this exemption does not apply to capital gains distributions. The distribution will be shown as a taxable distribution on your Form 1099-DIV, which will be mailed out in January 2003. Please consult your tax advisor for more information.

* FUND SOUGHT YIELD FROM LOWER-RATED BONDS

Playing to the flip side of an anticipated economic recovery, we have continued to seek out select issues rated as lower-tier investment grade and sub-investment grade for the portfolio. In a stabilizing economy, such bonds have historically performed well. In California, many lower-rated bond opportunities are found in the land-secured sector, although the fund does own some lower-rated health-care bonds. At this point in the real estate cycle, we have focused on mature developments with significant homeowner participation. These bonds provide local infrastructure like sewers and street lights while relying on a special assessment tax as a revenue stream. The farther along a development is, the more homeowners are involved in paying the tax and, generally, the lower the risk of developer default. The newer developments also tend to be further removed from urban work areas and are typically the first to suffer in a cooling housing market.

During the period, the fund purchased Irvine, California Improve ment Board Act - 1915 Assessment District with a coupon of 5.60% and a maturity of 2022. It has a well-respected developer, a very desirable location, and a good pace of development to date. The issue analysis included site visits by a Putnam analyst.

Overall, quality ratings in the portfolio remained high with over 70% of holdings rated AAA or AA by period-end. That percentage is down slightly from the beginning of the period as we sold some higher-rated securities and replaced them with select lower-rated issues.

* CALIFORNIA REMAINS ON NEGATIVE CREDIT WATCH

As the fiscal year ended, Moody's rating agency had California on a negative credit outlook. It is important for us to point out, therefore, that your fund's portfolio has almost no exposure to uninsured general obligation (GO) bonds from the state. The technology boom that helped state revenue show a 23% increase in fiscal 2000 is long gone and was a big part of a 14% revenue drop in fiscal 2002. Democrats and Republicans wrangled over how to plug a $24 billion gap in the state's fiscal 2002 books and balance its 2003 budget, agreeing, in an election year, to a budget that puts off many of its thorniest problems until next year. Your fund's management team continues to believe in the resiliency of the California economy and is, in fact, considering a number of investment options, including uninsured general obligation bonds as well as the upcoming power-bond issue.

While consumer spending may fall off over the next 6 to 12 months, we are anticipating that capital spending should pick up, as companies have held back on capital expenditures for the past several years. We are keeping the fund positioned for a modest economic recovery, which should put some upward pressure on yields, especially in the intermediate-maturity part of the yield curve. Our position is that there will be no "double-dip" recession and the Federal Reserve Board will begin to raise rates sometime next year. With that in mind, we expect that we will continue to maintain the overall high quality of the portfolio while looking for opportunities in lower-rated credits to enhance income and total return.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Jerome Jacobs, and Joyce Dragone.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 9/30/02

                    Class A         Class B         Class C         Class M
(inception dates)  (4/29/83)       (1/4/93)        (7/26/99)       (2/14/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.69%   1.67%   6.00%   1.00%   5.83%   4.83%   6.38%   2.94%
------------------------------------------------------------------------------
5 years          31.70   25.51   27.50   25.50   26.51   26.51   29.60   25.42
Annual average    5.66    4.65    4.98    4.65    4.82    4.82    5.32    4.63
------------------------------------------------------------------------------
10 years         84.53   75.73   72.08   72.08   70.28   70.28   78.36   72.47
Annual average    6.32    5.80    5.58    5.58    5.47    5.47    5.96    5.60
------------------------------------------------------------------------------
Annual average
(life of fund)    8.00    7.73    7.16    7.16    7.13    7.13    7.55    7.36
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/02

                          Lehman Municipal        Consumer
                            Bond Index           price index
------------------------------------------------------------------------------
1 year                        8.94%                 1.46%
------------------------------------------------------------------------------
5 years                      37.86                 12.09
Annual average                6.63                  2.31
------------------------------------------------------------------------------
10 years                     94.98                 27.95
Annual average                6.91                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                8.48                  3.17
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/92

               Fund's class A    Lehman Municipal     Consumer price
Date           shares at POP       Bond Index             index

9/30/92            9,525             10,000              10,000
9/30/93           10,785             11,274              10,269
9/30/94           10,194             11,002              10,573
9/30/95           11,655             12,233              10,842
9/30/96           12,360             12,972              11,168
9/30/97           13,343             14,144              11,415
9/30/98           14,311             15,376              11,578
9/30/99           13,832             15,268              11,875
9/30/00           15,086             16,211              12,286
9/30/01           15,565             17,899              12,611
9/30/02          $17,573            $19,498             $12,795

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,208 and $17,028, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,836 ($17,247 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/02

                       Class A         Class B         Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  12              12              12          12
------------------------------------------------------------------------------
Income                $0.413221       $0.356779       $0.345252    $0.386712
------------------------------------------------------------------------------
Capital gains 1
  Long-term            0.015700        0.015700        0.015700     0.015700
------------------------------------------------------------------------------
  Short-term           0.000700        0.000700        0.000700     0.000700
------------------------------------------------------------------------------
  Total               $0.429621       $0.373179       $0.361652    $0.403112
------------------------------------------------------------------------------
Share value:         NAV     POP         NAV             NAV      NAV     POP
------------------------------------------------------------------------------
9/30/01            $8.71   $9.14       $8.70           $8.74    $8.69   $8.98
------------------------------------------------------------------------------
9/30/02             8.84    9.28        8.83            8.87     8.82    9.12
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2              4.31%   4.11%       3.67%           3.52%    4.02%   3.89%
------------------------------------------------------------------------------
Taxable
equivalent 3        7.74    7.38        6.59            6.32     7.22    6.99
------------------------------------------------------------------------------
Current 30-day
SEC yield 4         3.24    3.08        2.59            2.44     2.94    2.84
------------------------------------------------------------------------------
Taxable
equivalent 3        5.82    5.53        4.65            4.38     5.28    5.10
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.31% federal and state combined tax rate for 2002.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the three-year period then ended and financial highlights for each of the years in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                  KPMG LLP

Boston, Massachusetts
November 5, 2002




THE FUND'S PORTFOLIO
September 30, 2002

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.1%) (a)
PRINCIPAL AMOUNT                                                                     RATING(RAT)              VALUE
California (93.6%)
-------------------------------------------------------------------------------------------------------------------
                    Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A
         $9,500,000 5 1/4s, 10/1/21                                                       Aaa           $10,224,375
         21,425,000 4 3/4s, 10/1/25                                                       Aaa            21,746,375
                    Alameda-Contra Costa Schools Fin. Auth. VRDN
          5,095,000 Ser. H, AMBAC, 1.55s, 11/1/14                                         A-1+            5,095,000
          1,700,000 Ser. E, 1.6s, 6/1/22                                                  A-1             1,700,000
         16,000,000 Anaheim, IF COP, MBIA, 10.87s, 7/16/23                                Aaa            19,680,000
         24,000,000 Anaheim, Pub. Fin. Auth. IFB, MBIA, 11.37s, 12/28/18                  Aaa            32,700,000
          5,000,000 Anaheim, Pub. Fin. Auth. Rev. Bonds (Elec. Syst.), Ser. A,
                    FSA, 5s, 10/1/31                                                      Aaa             5,243,750
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds (Pub. Impt.),
                    Ser. C
         16,080,000 FSA, zero %, 3/1/37                                                   Aaa             2,793,900
         12,485,000 FSA, zero %, 9/1/34                                                   Aaa             2,497,000
         30,275,000 Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates Med. Ctr.),
                    Ser. A, 6.55s, 12/1/22                                                A2             31,143,590
                    Brentwood, Infrastructure Auth. Rev. Bonds, Ser. 94-1
         11,120,000 5 5/8s, 9/2/29                                                        BB-/P          11,474,839
          2,460,000 5.6s, 9/2/19                                                          BB-/P           2,539,089
         11,600,000 CA Rev. Bonds (United Airlines-L.A. Intl. Arpt.),
                    6 1/4s, 10/1/35                                                       Ca              2,610,000
         11,180,000 CA Edl. Fac. Auth. IFB, 9s, 12/1/32 (acquired 5/14/01,
                    cost $11,230,310) (RES)                                               AAA            12,759,175
         20,000,000 CA Edl. Fac. Auth. Rev. Bonds (U. of Southern CA),
                    Ser. C, 5 1/8s, 10/1/28                                               Aa1            21,000,000
                    CA Hlth. Fac. Auth. Rev. Bonds
         12,500,000 (INSD-Sutter Hlth.), Ser. A, 5.35s, 8/15/28                           Aaa            13,296,875
         21,000,000 (Catholic Hlth. Care West.), Ser. A, AMBAC,
                    5s, 7/1/21                                                            Aaa            21,603,750
         35,385,000 Ser. 5, MBIA, 5s, 7/1/14                                              AAA            37,154,250
          7,550,000 CA Hsg. Fin. Agcy. IFB, FHA Insd., 11.243s, 8/1/23                    Aa2             8,163,438
          4,700,000 CA Poll. Control Fin. Auth. VRDN (Shell Oil Co.),
                    Ser. A, 1.8s, 10/1/08                                                 A-1+            4,700,000
         18,800,000 CA Poll. Control Fin. Auth. Indl. Dev. VRDN
                    (Shell Oil Co. Project - B), 1.8s, 10/1/11                            VMIG1          18,800,000
         16,500,000 CA Poll. Control Fin. Auth. Indl. Dev. Rev. Bonds
                    (Pacific Gas & Electric), Ser. A, MBIA, 5.35s, 12/1/16                AAA            18,356,250
          7,000,000 CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
                    (Waste Mgt., Inc.), Ser. B, 4.45s, 7/1/27                             BBB             7,061,250
         10,290,000 CA Poll. Control Fin. Auth. Solid Waste Disp. Rev.
                    Bonds (Keller Canyon Landfill Co.), 6 7/8s, 11/1/27                   BB-            10,328,588
                    CA State G.O. Bonds
         16,545,000 AMBAC, 5 1/2s, 4/1/11                                                 Aaa            19,523,100
         10,000,000 (Veterans), Ser. BH, 5 1/4s, 12/1/12                                  Aaa            10,675,000
         10,000,000 AMBAC, 5s, 4/1/23                                                     Aaa            10,525,000
         10,000,000 4 3/4s, 2/1/29                                                        Aaa            10,100,000
         20,800,000 Ser. 33, MBIA, zero %, 10/1/11                                        Aaa            15,366,000
         60,000,000 MBIA, zero %, 9/1/11                                                  Aaa            44,250,000
         25,500,000 CA State Rev. Bonds, FGIC, 8s, 11/1/07                                Aaa            31,046,250
                    CA State Dept. Wtr. Resources Rev. Bonds
          5,000,000 (Central Valley Project), FSA, 51/8s, 12/1/29                         Aaa             5,275,000
         25,000,000 Ser. O, MBIA, 4 3/4s, 12/1/29                                         Aaa            25,156,250
         24,200,000 CA State Dept. Wtr. Resources IFB (Central Valley),
                    12.08s, 12/1/12 (acquired 10/23/97,
                    cost $25,632,450) (RES)                                               Aa2            40,383,750
                    CA State Pub. Wks. Board Lease Rev. Bonds
         28,000,000 Ser. A, MBIA, 6 1/2s, 9/1/17                                          Aaa            36,365,000
         10,105,000 (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5.8s, 1/1/13                                                   Aaa            11,620,750
         33,500,000 (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5s, 12/1/19                                                    Aaa            37,394,375
          6,555,000 (Library & Courts Annex), Ser. A, 5s, 5/1/18                          A2              6,923,719
          1,340,000 CA State U. Syst. Rev. Bonds (Sacramento Auxiliary),
                    Ser. A, MBIA, 5 1/2s, 10/1/37                                         AAA             1,470,650
                    CA Statewide Cmnty. Dev. Auth Rev. Bonds
                    (United Airlines, Inc.)
         15,250,000 Ser. A, 5.7s, 10/1/34                                                 Ca              3,431,250
         17,080,000 5 5/8s, 10/1/34                                                       CCC             3,843,000
                    CA Statewide Cmnty. Dev. Auth. Apt. Dev. Rev. Bonds
                    (Irvine Apt. Cmnty)
         12,500,000 Ser. A-4, 5 1/4s, 5/15/25                                             Baa2           13,218,750
         20,000,000 Ser. A-3, 5.1s, 5/15/25                                               Baa2           21,325,000
                    CA Statewide Cmnty. Dev. Auth. COP
         15,000,000 (The Internext Group), 5 3/8s, 4/1/30                                 BBB            14,681,250
         10,000,000 (Children's Hosp.), MBIA, 4 3/4s, 6/1/21                              Aaa            10,050,000
                    CA Statewide Cmnty. Dev. Auth. Multi-Fam. Rev. Bonds
          6,000,000 (Archstone Communities), 5.3s, 6/1/29                                 Baa1            6,450,000
          5,000,000 (Hsg. Equity Res.), Ser. B, 5.2s, 12/1/29                             Baa1            5,350,000
          4,000,000 CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bonds
                    (Hsg. Equity Res. - C), 5.2s, 12/1/29                                 Baa1            4,280,000
                    CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bonds
          1,765,000 (Cmnty. Fac. Dist. No. 1-Zone 3), 7 5/8s, 9/1/30                      BB-/P           1,903,994
          1,750,000 (Cmnty. Fac. Dist. No. 1-Zone 1A), 7 1/2s, 9/1/30                     BB-/P           1,885,625
          2,320,000 (Cmnty. Fac. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30                     BB-/P           2,494,000
          1,750,000 (Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20                     BB-/P             500,938
          3,500,000 CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bonds
                    (Disposal-Waste Mgt., Inc. Project - J), 4.95s, 4/1/11                BBB             3,570,000
         66,340,000 CA Transit Fin. Auth. VRDN, FSA, 1.55s, 10/1/27                       A-1+           66,340,000
          8,000,000 Capistrano, Unified School Dist. Cmnty. Fac. Special
                    Tax Bonds (Ladera), Ser. 98-2, 5 3/4s, 9/1/29                         BB/P            8,250,000
          9,000,000 Central CA Joint Pwr. Hlth. Fin. Auth. COP
                    (Cmnty. Hosp. of Central CA), 6s, 2/1/30                              Baa1            9,405,000
         32,000,000 Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC,
                    5 3/4s, 8/1/22                                                        Aaa            33,600,000
          3,045,000 Chula Vista COP, MBIA, 5s, 8/1/32                                     Aaa             3,212,475
          4,420,000 Chula Vista, Special Tax Bonds (Cmnty. Fac. Dist.
                    No. 97-3), 6.05s, 9/1/29                                              BB+/P           4,641,000
         68,280,000 Commerce, Redev. Agcy. Rev. Bonds (Project 1,
                    Tax Alloc.), zero %, 8/1/21                                           BBB-           24,580,800
         35,000,000 Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
                    Ser. G, MBIA, zero %, 9/1/17                                          Aaa            18,681,250
                    Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA
         36,915,000 5s, 10/1/26                                                           Aaa            37,791,731
         41,500,000 5s, 10/1/24                                                           Aaa            42,485,625
         10,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                    7/1/20 (In default) (NON)                                             D/P             3,700,000
         19,000,000 Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26                    BBB-           19,000,000
                    Duarte, COP, Ser. A
         15,000,000 5 1/4s, 4/1/31                                                        Baa2           14,775,000
          7,500,000 5 1/4s, 4/1/24                                                        Baa2            7,500,000
                    East Bay Muni. Util. Dist. Wtr. Syst. Rev. Bonds
         21,000,000 MBIA, 4 3/4s, 6/1/28                                                  Aaa            21,236,250
         23,850,000 FGIC, 4 3/4s, 6/1/21                                                  Aaa            24,177,938
         10,725,000 El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
                    6 1/4s, 8/15/17                                                       Aaa            13,446,469
          1,000,000 Fontana, Unified School Dist. VRDN, FSA, 1.55s, 4/1/35                VMIG1           1,000,000
                    Foothill/Eastern Corridor Agcy. Rev. Bonds
                    (CA Toll Roads)
         34,150,000 Ser. A, 6 1/2s, 1/1/32                                                Aaa            40,382,375
         38,875,000 Ser. A, 6s, 1/1/34                                                    Aaa            45,192,188
         19,000,000 5 3/4s, 1/15/40                                                       Baa3           19,736,250
          5,000,000 MBIA, 5 3/8s, 1/15/14                                                 Aaa             5,725,000
                    Irvine Ranch, Wtr. Dist. VRDN
         18,200,000 (Cons. Bonds), Ser. B, 2s, 10/1/09                                    A-1+           18,200,000
          3,700,000 Ser. B, 2s, 8/1/09                                                    VMIG1           3,700,000
         11,500,000 Ser. B, 2s, 10/1/04                                                   A-1+           11,500,000
         15,100,000 1.85s, 4/1/33                                                         VMIG1          15,100,000
          3,300,000 1.85s, 8/1/16                                                         VMIG1           3,300,000
          8,200,000 (Cons. Bonds), Ser. B, 1.85s, 10/1/10                                 A-1+            8,200,000
         10,385,000 1.85s, 10/1/05                                                        A-1+           10,385,000
                    Irvine, 1915 Impt. Board Act VRDN
          2,700,000 (Assmt. Dist. No. 94-13), 1.85s, 9/2/22                               VMIG1           2,700,000
         16,896,000 (Assmt. Dist. No. 89-10),1.85s, 9/2/15                                VMIG1          16,896,000
          5,121,000 (Assmt. Dist. No. 00-18), Ser. A, 1.85s, 9/2/26                       VMIG1           5,121,000
         17,381,000 (Assmt. Dist. No. 97-16), 1.85s, 9/2/22                               VMIG1          17,381,000
          9,715,000 1.55s, 9/2/23                                                         VMIG1           9,715,000
          5,000,000 Irvine, 1915 Impt. Board Act Rev. Bonds,
                    (Assmt. Dist. No. 00-18-GRP 2) 5.6s, 9/2/22                           BB+/P           5,143,750
         10,510,000 Kern, High School Dist. IFB, Ser. 14, MBIA, 11.07s,
                    2/1/13 (acquired 6/29/98, cost $14,124,599) (RES)                     Aaa            15,462,838
         14,180,000 Lake Elsinore, Pub. Fin. Auth. Tax Alloc. Rev. Bonds,
                    Ser. C, 6.7s, 10/1/33                                                 BB+/P          15,367,575
         19,640,000 Livermore, VRDN, AMBAC, 1.55s, 5/1/27                                 VMIG1          19,640,000
                    Los Angeles Cnty., CA Pub. Wks. Fin. Auth. Rev. Bonds,
                    Ser. A, AMBAC
          7,000,000 5 1/2s, 10/1/10                                                       Aaa             8,032,500
          8,000,000 5 1/2s, 10/1/09                                                       Aaa             9,280,000
         12,150,000 Los Angeles Cnty., Metropolitan Trans. Auth. Sales
                    Tax Rev. Bonds (2nd Ser.), Ser. A, AMBAC, 5s, 7/1/25                  Aaa            12,347,438
         15,235,000 Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
                    Ser. A, MBIA, 5 3/4s, 9/1/07                                          Aaa            17,691,644
         13,000,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev. Bonds
                    (Capital Projects), Ser. A, MBIA, 5s, 10/1/23                         Aaa            13,104,000
          7,100,000 Los Angeles Cnty., School Dist. VRDN (Land
                    Acquisition Program), Ser. D, FGIC, 1.55s, 12/1/21                    VMIG1           7,100,000
         21,530,000 Los Angeles, Bldg. Auth. Rev. Bonds (CA Dept.
                    Gen. Svcs.), Ser. A, MBIA, 5 5/8s, 5/1/11                             Aaa            25,674,525
          5,400,000 Los Angeles, Cmnty. Redev. Agcy. VRDN (Skyline at
                    Southpark Phase II), 1.6s, 12/1/05                                    VMIG1           5,400,000
         19,300,000 Los Angeles, Convention & Exhibition Ctr. Auth. IFB,
                    MBIA, 9.10s, 8/15/18 (acquired 9/15/94,
                    cost $14,332,566) (RES)                                               AAA            21,051,282
         37,465,000 Los Angeles, Convention & Exhibition Ctr. Auth. Lease
                    COP, 9s, 12/1/20                                                      Aaa            46,081,950
         25,000,000 Los Angeles, Harbor Dept. Rev. Bonds, 7.6s, 10/1/18                   AAA            33,718,750
         26,235,000 Los Angeles, Pension Auth. COP, Ser. A, MBIA,
                    6.9s, 6/30/08                                                         Aaa            32,498,606
                    Los Angeles, Unified School Dist. G.O. Bonds
          6,380,000 Ser. B, FGIC, 5 3/8s, 7/1/14                                          Aaa             7,472,575
          7,455,000 Ser. B, FGIC, 5 3/8s, 7/1/13                                          Aaa             8,731,669
          5,500,000 Ser. B, FGIC, 5 3/8s, 7/1/12                                          Aaa             6,441,875
          8,785,000 Ser. B, FGIC, 5 3/8s, 7/1/11                                          Aaa            10,289,431
          6,830,000 Ser. E, MBIA, 5 1/8s, 1/1/27                                          Aaa             7,205,650
          6,255,000 Los Angeles, Waste Wtr. Syst. Rev. Bonds, FGIC,
                    5s, 6/1/29                                                            Aaa             6,552,113
         14,500,000 Los Angeles, Wtr. & Pwr. Rev. Bonds (Pwr. Syst. A-1),
                    Ser. A, 5s, 7/1/24                                                    Aa3            14,971,250
          4,000,000 Metropolitan Wtr. Dist. G.O. Bonds, Ser. A,
                    5 1/4s, 3/1/14                                                        Aaa             4,525,000
         20,000,000 Metropolitan Wtr. Dist. IFB (Southern CA
                    Waterworks), 9.979s, 8/10/18                                          Aa2            28,325,000
                    Metropolitan Wtr. Dist. Rev. Bonds
         22,600,000 (Southern CA Waterworks), 5.95s, 8/5/22                               Aa2            23,365,010
         10,000,000 Ser. A, 5 1/2s, 7/1/10                                                Aa2            11,537,500
         26,255,000 (Southeast Partnership), Ser. C, 5s, 7/1/27                           Aa2            27,042,650
         33,445,000 Ser. A, 5s, 7/1/26                                                    Aa2            34,782,800
         15,000,000 (Southern CA Waterworks), Ser. B, MBIA,
                    4 3/4s, 7/1/21                                                        Aaa            15,262,500
         16,600,000 Mount Diablo, Hosp. Rev. Bonds, Ser. A, AMBAC,
                    5s, 12/1/13                                                           Aaa            17,305,500
          6,375,000 North Natomas Cmnty. Fac. Dist. Special Tax
                    Rev. Bonds, Ser. B, 6 3/8s, 9/1/31                                    BB/P            6,749,531
          4,000,000 North Orange Cnty. Cmnty. College G.O. Bonds,
                    Ser. A, MBIA, 5s, 2/1/27                                              Aaa             4,215,000
                    Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds,
                    Ser. A, AMBAC
          7,720,000 5.8s, 7/1/09                                                          Aaa             9,273,650
          3,925,000 5.8s, 7/1/09 Prerefunded                                              Aaa             4,710,000
          5,780,000 Northern CA Pwr. Agcy. Rev. Bonds (Hydroelectric),
                    Ser. A, MBIA, 5 1/4s, 7/1/12                                          Aaa             6,560,300
                    Oakland, Bldg. Auth. Rev. Bonds, AMBAC
          6,540,000 5 1/2s, 4/1/13                                                        Aaa             7,455,600
          6,295,000 5 1/2s, 4/1/12                                                        Aaa             7,176,300
         14,715,000 Oakland, Redev. Agcy. Rev. Bonds, MBIA, 5.95s, 9/1/19                 Aaa            15,046,088
            500,000 Ontario, Multi-Fam. VRDN (Res. Park Mtg. Ctr.),
                    Ser. A, 1.6s, 8/1/07                                                  VMIG1             500,000
         25,285,000 Orange Cnty., COP, Ser. A, MBIA, 6s, 7/1/07                           Aaa            29,741,481
         16,830,000 Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18                     Aa2            17,007,052
         15,700,000 Orange Cnty., VRDN, 1.85s, 8/1/16                                     VMIG1          15,700,000
          2,400,000 Orange Cnty., Cmnty. Fac. Dist. Rev. Bonds
                    (Ladera Ranch - No. 1), 6s, 8/15/32                                   BB/P            2,499,000
                    Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev. Bonds
                    (Ladera Ranch - No. 1), Ser. A
          3,000,000 6 1/4s, 8/15/30                                                       BB+/P           3,097,500
          1,800,000 6.2s, 8/15/23                                                         BB+/P           1,869,750
          1,290,000 6.2s, 8/15/20                                                         BB+/P           1,336,763
                    Orange Cnty., Local Trans. Auth. Sales Tax
                    Rev. Bonds, AMBAC
         11,700,000 5.7s, 2/15/10                                                         Aaa            13,879,125
         13,960,000 5.7s, 2/15/09                                                         Aaa            16,507,700
         12,840,000 Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Century City Revitalization), Ser. A, 6 1/2s, 9/1/16                 BBB            13,722,750
         24,855,000 Pasadena, Cap. Impt. IF COP, AMBAC, 5.35s, 2/1/14                     Aaa            29,608,519
          2,500,000 Placentia Redev. Auth. Tax Alloc. Rev. Bonds, Ser. B,
                    5 3/4s, 8/1/32                                                        BBB+            2,634,375
                    Pleasanton, Joint Pwr. Fin. Auth. Rev. Bonds, Ser. B
          5,395,000 6 3/4s, 9/2/17                                                        BBB+/P          5,688,434
          8,315,000 6.6s, 9/2/08                                                          BBB+/P          8,719,608
          3,955,000 6 1/2s, 9/2/04                                                        BBB+/P          4,197,837
          9,000,000 Rancho Cucamonga Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Rancho Redev. Project), MBIA, 5 1/8s, 9/1/30                         Aaa             9,483,750
         10,400,000 Redding, Elec. Syst. IFB, MBIA, 11.286s, 7/8/22
                    (acquired 2/9/95, cost $10,422,187) (RES)                             Aaa            15,314,000
          1,300,000 Riverside Cnty., Hsg. Auth. Multi-Fam. VRDN
                    (Mountain View Apts.), Ser. A, 1.55s, 8/1/25                          A-1+            1,300,000
          4,250,000 Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29                   BBB-            4,340,313
                    Riverside Cnty., Pub. Fin. Auth. Impt. Special Assmt.
                    Bonds (Rancho Village)
            740,000 6 3/4s, 9/2/14                                                        BB/P              791,800
         11,790,000 Ser. B, 6 1/4s, 9/2/13                                                BB/P           12,600,563
         11,200,000 Roseville, Cmnty. Fac. Special Tax Bonds (Dist. 1),
                    5 3/4s, 9/1/23                                                        BB+/P          11,410,000
         22,750,000 Sacramento Cnty., COP (Pub. Fac. Project), AMBAC,
                    4 3/4s, 10/1/27                                                       Aaa            23,005,938
         16,770,000 Sacramento Cnty., VRDN (Administrative Ctr. and
                    Courthouse Project), 1.55s, 6/1/20                                    VMIG1          16,770,000
          7,500,000 Sacramento Cnty., Sanitation Dist. Rev. Bonds, Ser. A,
                    5 7/8s, 12/1/27                                                       AA              8,512,500
          5,000,000 Sacramento, Special Tax Bonds (Northern Natomas
                    Cmnty. Fac.), Ser. 4-A, 5.7s, 9/1/23                                  BB/P            5,087,500
         12,725,000 Sacramento, City Fin. Auth. Lease Rev. Bonds, Ser. A,
                    AMBAC, 5 3/8s, 11/1/14                                                Aaa            15,126,844
         11,500,000 Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. K,
                    AMBAC, 5 1/4s, 7/1/24                                                 Aaa            12,880,000
         12,000,000 Sacramento, Muni. Util. Dist. Elec. Rev. Bonds, Ser. A,
                    MBIA, 6 1/4s, 8/15/10                                                 Aaa            14,790,000
                    San Diego Cnty., COP
          4,000,000 (Burnham Institute), 6 1/4s, 9/1/29                                   Baa3            4,280,000
         15,800,000 AMBAC, 5 1/4s, 9/1/06                                                 AAA            16,925,750
                    San Diego Cnty., Wtr. Auth. COP, Ser. A
          5,000,000 5 3/4s, 5/1/11                                                        AA              6,012,500
         30,000,000 MBIA, 5s, 5/1/32                                                      Aaa            31,537,500
         12,000,000 FGIC, 5s, 5/1/14                                                      Aaa            13,170,000
                    San Diego Cnty., Wtr. Auth. IF COP
         20,000,000 Ser. 91-B, MBIA, 11.07s, 4/8/21                                       Aaa            26,700,000
         28,350,000 Ser. B, MBIA, 11.07s, 4/21/11                                         Aaa            42,808,500
          3,000,000 San Diego, ABAG Fin. Auth. For Nonprofit Corps. Rev.
                    Bonds (San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20                      Baa1            3,206,250
         15,350,000 San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds, FGIC,
                    5s, 5/15/25                                                           Aaa            15,733,750
                    San Diego, Regl. Bldg. Auth. Lease COP, MBIA
          8,425,000 6.9s, 5/1/23                                                          Aaa             8,812,382
          7,250,000 6.85s, 5/1/13                                                         Aaa             7,581,325
                    San Diego, School Dist. G.O. Bonds (Election of 1998),
                    Ser. B, MBIA
          2,500,000 zero %, 7/1/13                                                        Aaa             1,678,125
          1,340,000 zero %, 7/1/12                                                        Aaa               951,400
         20,500,000 San Diego, Wtr. Util. Rev. Bonds, FGIC, 4 3/4s, 8/1/28                Aaa            20,679,375
         15,000,000 San Francisco, City & Cnty. Arpt. Rev. Bonds
                    (Comm. Intl. Arpt.), Ser. 2, FSA, 4 3/4s, 5/1/29                      AAA            15,150,000
          2,000,000 San Francisco, City & Cnty. Fin. Corp. Lease VRDN
                    (City Expansion), Ser. 2, AMBAC, 1.65s, 4/1/30                        VMIG1           2,000,000
          1,300,000 San Francisco, City & Cnty. Redev. Agcy. Multi-Fam.
                    VRDN (Hsg. Fillmore Ctr.), Ser. A-1, 1.68s, 12/1/17                   A-1+            1,300,000
         24,730,000 San Francisco, City & Cnty. Redev. Agcy. Multi-Fam.
                    VRDN, Ser. A, 1.575s, 10/1/10                                         VMIG1          24,730,000
         10,000,000 San Francisco, State Bldg. Auth. Lease Rev. Bonds
                    (San Francisco Civic Ctr. Complex), Ser. A, AMBAC,
                    5 1/4s, 12/1/21                                                       Aaa            10,725,000
                    San Joaquin Cnty., COP (General Hosp.)
          5,790,000 5 1/4s, 9/1/14                                                        Aaa             6,528,225
          5,040,000 5 1/4s, 9/1/13                                                        Aaa             5,714,100
          5,250,000 5 1/4s, 9/1/12                                                        Aaa             6,004,688
                    San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
                    (Toll Road), Ser. A
         77,825,000 6 3/4s, 1/1/32                                                        Aaa            80,436,029
         34,125,000 5s, 1/1/33                                                            Baa3           31,181,719
         25,000,000 MBIA, zero %, 1/15/32                                                 Aaa             5,718,750
         21,625,000 MBIA, zero %, 1/15/23                                                 Aaa             7,920,156
         29,100,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev.), MBIA, 4 3/4s, 8/1/24                            Aaa            29,281,875
                    San Marcos, Pub. Fac. Auth. Rev. Bonds
          3,000,000 5.8s, 9/1/27                                                          Baa3            3,168,750
          1,635,000 5.8s, 9/1/18                                                          Baa3            1,761,713
          2,545,000 5 1/2s, 9/1/10                                                        Baa3            2,818,588
         40,000,000 San Mateo Cnty., Joint Pwr. Fin. Auth. Rev. Bonds, FSA,
                    5 3/4s, 7/15/29                                                       Aaa            43,850,000
          2,135,000 Santa Ana, Unified School Dist. VRDN, 1.6s, 7/1/15                    VMIG1           2,135,000
          4,590,000 Santa Barbara Cnty. COP, AMBAC, 5s, 10/1/27                           Aaa             4,842,450
         35,600,000 Santa Clara, Wtr. Dist. Rev. Bonds, FGIC, 5 3/4s, 2/1/15              Aaa            37,157,500
                    Santaluz Cmnty., Fac. Dist. No. 2 Special Tax Rev. Bonds
         24,270,000 (Impt. Area No. 1), 6 3/8s, 9/1/30                                    BB/P           24,518,039
            500,000 (Impt. Area No. 3), Ser. B, 6.2s, 9/1/30                              BB+/P             516,250
            500,000 (Impt. Area No. 3), Ser. B, 6.1s, 9/1/21                              BB+/P             518,750
          7,525,000 Sierra View, Hlth. Care Dist. Rev. Bonds, 5.4s, 7/1/22                BBB-            7,289,844
         45,200,000 South Orange Cnty., Pub. Fin. Auth. Rev. Bonds, FGIC,
                    5 1/2s, 8/15/15                                                       Aaa            47,855,500
                    Southern CA Pub. Pwr. Auth. Rev. Bonds
          3,750,000 (Southern Transmission), FSA, 5 1/4s, 7/1/18                          Aaa             4,171,875
         42,690,000 (Mead Adelanto), Ser. A, AMBAC, 4 7/8s, 7/1/20                        Aaa            43,543,800
          3,500,000 Stockton Health Fac. VRDN (Dameron Hosp. Assn.),
                    Ser. A, 1.95s, 12/1/32                                                VMIG1           3,500,000
          3,000,000 Stockton, Cmnty. Fac. Dist. Special Tax Rev. Bonds
                    (Mello Roos-Weston Ranch), Ser. A, 5.8s, 9/1/14                       Baa1            3,195,000
          5,650,000 Sunnyvale VRDN (Govt. Ctr. Site Acquisition), Ser. A,
                    AMBAC, 1.6s, 4/1/31                                                   A-1             5,650,000
          6,545,000 Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds,
                    7.65s, 8/1/21                                                         BB-/P           6,005,038
            280,000 Sweetwater, High School VRDN, FSA, 1.65s, 6/1/13                      VMIG1             280,000
                    Thousand Oaks, Cmnty. Fac. Dist. Special Tax
                    Rev. Bonds (Marketplace 94-1)
         21,775,000 6 7/8s, 9/1/24                                                        B/P            24,061,375
         28,775,000 zero %, 9/1/14                                                        B/P            14,747,188
         15,790,000 Tobacco Securitization Auth. of Southern CA Rev.
                    Bonds (Asset Backed Bonds), Ser. A, 5 1/2s, 6/1/36                    A2             15,553,150
                    Tobacco Securitization Auth. of Northern CA. Rev.
                    Bonds, Ser. A
          1,750,000 5 1/4s, 6/1/31                                                        A1              1,697,500
          8,500,000 5 3/8s, 6/1/41                                                        A1              8,075,000
                    Torrance Memorial Med. Ctr. Rev. Bonds, Ser. A
          1,000,000 6s, 6/1/22                                                            A1              1,088,750
          2,000,000 5 1/2s, 6/1/31                                                        A1              2,080,000
          5,000,000 Tustin, Unified School Dist. Rev. Bonds (Cmnty. Fac.
                    Dist. No. 97-1), FSA, 5s, 9/1/32                                      Aaa             5,243,750
          4,000,000 Tustin, Unified School Dist. Special Tax Bonds
                    (Cmnty. Fac. Dist. No. 97-1), 6 3/8s, 9/1/35                          AAA             4,960,000
         10,195,000 U. of CA Med. Ctr. Rev. Bonds, AMBAC, 5.7s, 7/1/11                    Aaa            11,443,888
         10,000,000 Vallejo, COP (Marine World Foundation), 7.2s, 2/1/26                  BBB-/P         10,262,500
         34,135,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB             28,118,695
          5,000,000 Watereuse, Fin. Auth. VRDN, FSA, 1.55s, 5/1/28                        A-1+            5,000,000
                                                                                                      -------------
                                                                                                      3,001,379,740

Puerto Rico (5.5%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, G.O. Bonds
         11,110,000 FSA, 6 1/2s, 7/1/12                                                   AAA            14,165,250
         25,000,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s, 7/1/20                            Aaa            29,625,000
          9,735,000 FGIC, 5 1/2s, 7/1/13                                                  Aaa            11,645,494
         18,500,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    3.55s, 12/1/15                                                        VMIG1          18,500,000
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds
          8,500,000 Ser. B, MBIA, 5 7/8s, 7/1/35                                          Aaa             9,721,875
          2,880,000 Ser. A, MBIA, 4 3/4s, 7/1/38                                          Aaa             2,955,600
          6,050,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 1 1/2s, 7/1/28                                                 VMIG1           6,050,000
                    PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, MBIA
          5,800,000 5 1/4s, 7/1/14                                                        Aaa             6,793,250
         11,175,000 5 1/4s, 7/1/13                                                        Aaa            13,116,656
          4,000,000 5 1/4s, 7/1/11                                                        Aaa             4,630,000
         15,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                       Baa2           15,693,750
         30,000,000 PR Infrastructure Fin. Auth. Special Rev. Bonds, Ser. A,
                    5 1/2s, 10/1/40                                                       Aaa            32,812,500
         10,000,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa            10,475,000
                                                                                                      -------------
                                                                                                        176,184,375
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,845,338,621)                                          $3,177,564,115
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,207,237,006.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2002 was $104,971,045 or 3.3% of net assets.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at September 30, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 2002.

      The fund had the following industry group concentration greater than 10% at September 30, 2002 (as a percentage of net assets):

            Water and Sewer 15.8%

      The fund had the following insurance concentrations greater than 10% at September 30, 2002 (as a percentage of net assets):

            MBIA 27.2%
            AMBAC 13.4

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$2,845,338,621) (Note 1)                                                     $3,177,564,115
-------------------------------------------------------------------------------------------
Cash                                                                                378,037
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   39,552,335
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,542,575
-------------------------------------------------------------------------------------------
Total assets                                                                  3,221,037,062

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             5,322,903
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,758,760
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,612,811
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          169,158
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       140,650
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,516
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,679,850
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              108,408
-------------------------------------------------------------------------------------------
Total liabilities                                                                13,800,056
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,207,237,006

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,878,557,457
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,557,440
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (5,103,385)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      332,225,494
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $3,207,237,006

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,739,618,053 divided by 310,035,020 shares)                                        $8.84
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.84)*                                $9.28
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($420,976,973 divided by 47,682,458 shares)**                                         $8.83
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($30,973,912 divided by 3,493,018 shares)**                                           $8.87
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,668,068 divided by 1,776,279 shares)                                             $8.82
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.82)***                              $9.12
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2002
Interest income:                                                               $173,817,959
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 14,250,225
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,245,983
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   117,705
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     42,519
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             5,309,088
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,688,831
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               232,260
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                65,427
-------------------------------------------------------------------------------------------
Other                                                                               580,006
-------------------------------------------------------------------------------------------
Total expenses                                                                   26,532,044
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (227,748)
-------------------------------------------------------------------------------------------
Net expenses                                                                     26,304,296
-------------------------------------------------------------------------------------------
Net investment income                                                           147,513,663
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 22,656,800
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (997,165)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during
the year                                                                         30,067,652
-------------------------------------------------------------------------------------------
Net gain on investments                                                          51,727,287
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $199,240,950
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended September 30
                                                               ----------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $147,513,663          $149,506,672
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                       21,659,635             3,143,594
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             30,067,652           128,312,955
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  199,240,950           280,963,221
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax-exempt income
   Class A                                                           (127,566,901)         (126,817,973)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (18,030,218)          (22,080,269)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (916,051)             (358,827)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (587,031)             (648,550)
-------------------------------------------------------------------------------------------------------
From ordinary income
   Class A                                                                (30,855)             (272,182)
-------------------------------------------------------------------------------------------------------
   Class B                                                                 (5,442)              (56,616)
-------------------------------------------------------------------------------------------------------
   Class C                                                                   (234)                 (683)
-------------------------------------------------------------------------------------------------------
   Class M                                                                   (149)               (1,342)
-------------------------------------------------------------------------------------------------------
From net realized long-term gain on investments
   Class A                                                             (4,800,670)              (60,426)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (854,152)              (12,589)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (36,781)                 (152)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (23,358)                 (297)
-------------------------------------------------------------------------------------------------------
From net realized short-term gain on investments
   Class A                                                               (214,045)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                                (38,083)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (1,640)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                 (1,041)                   --
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            4,355,837           (40,653,410)
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           50,490,136            89,999,905

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   3,156,746,870         3,066,746,965
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $1,557,440 and $2,284,302, respectively)                        $3,207,237,006        $3,156,746,870
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.71        $8.35        $8.25        $8.89        $8.71
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .41          .42          .43          .42(d)       .44(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .15          .36          .10         (.59)         .21
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .56          .78          .53         (.17)         .65
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.42)        (.43)        (.42)        (.43)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)          --(c)        --         (.05)        (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.42)        (.43)        (.47)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.84        $8.71        $8.35        $8.25        $8.89
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.69         9.57         6.71        (2.01)        7.75
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,739,618   $2,631,430   $2,514,181   $2,754,624   $3,073,178
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75          .75          .74          .77          .77
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.82         4.91         5.29         4.85         5.06
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.50         9.53        13.44        13.91        30.88
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.70        $8.34        $8.24        $8.88        $8.70
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .36          .36          .38          .36(d)       .39(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .15          .37          .10         (.58)         .21
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .51          .73          .48         (.22)         .60
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.37)        (.38)        (.37)        (.38)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)          --(c)        --         (.05)        (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.37)        (.38)        (.42)        (.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.83        $8.70        $8.34        $8.24        $8.88
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.00         8.87         6.02        (2.65)        7.05
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $420,977     $497,335     $535,160     $616,446     $641,686
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.40         1.40         1.39         1.42         1.42
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.17         4.25         4.64         4.21         4.41
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.50         9.53        13.44        13.91        30.88
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                July 26, 1999+
operating performance                       Year ended September 30       to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.74        $8.37        $8.26        $8.47
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .35          .35          .37          .04(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .15          .37          .11         (.18)
----------------------------------------------------------------------------------------
Total from
investment operations                    .50          .72          .48         (.14)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.35)        (.35)        (.37)        (.07)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)          --(c)        --           --
----------------------------------------------------------------------------------------
Total distributions                     (.37)        (.35)        (.37)        (.07)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.74        $8.37        $8.26
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.83         8.81         5.97        (1.70)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $30,974      $14,913       $5,510       $1,018
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.55         1.55         1.54          .29*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.00         4.16         4.43          .81*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.50         9.53        13.44        13.91
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.69        $8.33        $8.24        $8.88        $8.70
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .39          .39          .41          .38(d)       .41(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .15          .37          .09         (.57)         .22
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .54          .76          .50         (.19)         .63
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.40)        (.41)        (.40)        (.41)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)          --(c)        --         (.05)        (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.40)        (.41)        (.45)        (.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.82        $8.69        $8.33        $8.24        $8.88
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.38         9.25         6.25        (2.31)        7.43
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $15,668      $13,069      $11,895      $15,318      $14,986
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.05         1.05         1.04         1.07         1.07
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.51         4.60         4.98         4.56         4.76
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.50         9.53        13.44        13.91        30.88
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS

September 30, 2002

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income and California personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing mainly in a diversified portfolio of intermediate to long-term investment grade California tax exempt securities.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, defaulted bond interest, realized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2002, the fund reclassified $1,103,644 to decrease undistributed net investment income, with a decrease to accumulated net realized loss of $1,103,644.

The tax basis components of distributable earnings and the federal tax cost as of year end was as follows:

Unrealized appreciation                   $374,795,055
Unrealized depreciation                    (44,347,597)
                                    ------------------
Net unrealized appreciation                330,447,458
Undistributed tax-exempt income              6,209,537
Undistributed ordinary income                   73,631
Undistributed long-term gain                18,039,157
                                    ------------------
Post-October loss                                   --
Cost for federal income
tax purposes                            $2,847,116,657


Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2002, the fund's expenses were reduced by $227,748 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,803 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded non contributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $199,144 and $952 from the sale of class A and class M shares, respectively, and received $548,229 and $25,821 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received $44,606 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $190,877,166 and $461,806,655, respectively. Purchases and sales of short-term municipal obligations aggregated $550,077,000 and $320,097,000, respectively.

Note 4
Capital shares

At September 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,427,220        $307,839,293
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             7,591,933          61,775,858
---------------------------------------------------------------------------
                                            43,019,153         369,615,151

Shares repurchased                         (35,179,522)       (301,709,974)
---------------------------------------------------------------------------
Net increase                                 7,839,631         $67,905,177
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 36,668,667        $313,422,157
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             7,322,803          62,713,202
---------------------------------------------------------------------------
                                            43,991,470         376,135,359

Shares repurchased                         (42,802,891)       (366,489,389)
---------------------------------------------------------------------------
Net increase                                 1,188,579          $9,645,970
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,746,912         $58,007,042
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,197,903          10,282,827
---------------------------------------------------------------------------
                                             7,944,815          68,289,869

Shares repurchased                         (17,431,114)       (149,656,109)
---------------------------------------------------------------------------
Net decrease                                (9,486,299)       $(81,366,240)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,050,200         $68,913,980
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,420,033          12,145,577
---------------------------------------------------------------------------
                                             9,470,233          81,059,557

Shares repurchased                         (16,461,556)       (140,810,274)
---------------------------------------------------------------------------
Net decrease                                (6,991,323)       $(59,750,717)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,658,550         $22,973,588
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                77,355             666,815
---------------------------------------------------------------------------
                                             2,735,905          23,640,403

Shares repurchased                            (950,047)         (8,195,410)
---------------------------------------------------------------------------
Net increase                                 1,785,858         $15,444,993
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,157,221          $9,979,195
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                27,511             239,479
---------------------------------------------------------------------------
                                             1,184,732          10,218,674

Shares repurchased                            (135,748)         (1,173,523)
---------------------------------------------------------------------------
Net increase                                 1,048,984          $9,045,151
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    990,621          $8,574,824
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                50,416             432,523
---------------------------------------------------------------------------
                                             1,041,037           9,007,347

Shares repurchased                            (768,464)         (6,635,440)
---------------------------------------------------------------------------
Net increase                                   272,573          $2,371,907
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,648,627         $99,320,191
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                57,412             490,473
---------------------------------------------------------------------------
                                            11,706,039          99,810,664

Shares repurchased                         (11,630,272)        (99,404,478)
---------------------------------------------------------------------------
Net increase                                    75,767            $406,186
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed income securities. Prior to October 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(UNAUDITED)


Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $19,126,668 as long term capital gain, for its taxable year ended September 30, 2002.

The fund has designated 99.98% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments Trust             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of September 30, 2002,
  there were 103 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III,
  Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
  George Putnam, III, is the President of your Fund and each of the other Putnam Funds. Lawrence J.
  Lasser has been the President, Chief Executive Officer, and a Director of Putnam Investments Trust,
  and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management.
  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments
Executive Vice President,                                        Trust and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments Trust and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments Trust
Principal Accounting
Officer

Karnig H. Durgarian                Since 2002                    Senior Managing Director of Putnam
(1/13/56),Vice President and                                     Investments Trust
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director of Putnam
(6/27/58), Vice President and                                    Investments Trust
Principal Financial Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        Trust and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments
(10/31/63), Vice President                                       Trust and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments
(8/25/54),                                                       Trust, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments Trust and Putnam Management
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998, Managing
Vice President                                                   Director, Swiss Bank Corp.

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam
(8/20/58),                                                       Management
Vice President
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam California Tax-Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com

AN045-84068  027/337/677  11/02